UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2012
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Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)
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Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
(Address of principal registered offices, including zip code)

(408) 830-9742
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangement for Certain Officers.

On August 9, 2012, the Compensation Committee of the Board of Directors of Alpha and Omega Semiconductor Limited (the “Company”) approved discretionary cash bonus payments to the Company's executive officers and certain key employees based on its assessment of each such individual’s performance for the period January 1, 2012 to June 30, 2012. The cash bonuses will be paid in a lump sum on the Company’s next regular payroll date.
The cash bonus for each executive officer is set forth below:

Mike Chang	Chief Executive Officer	$60,000
Mary Dotz	Chief Financial Officer and Corporate Secretary	$56,000
Yueh-Se Ho	Chief Operating Officer	$40,000
Tony Grizelj	Vice President Worldwide Sales and Marketing	$20,000
Yifan Liang	Corporate Controller and Chief Accounting Officer	$20,000

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2012	Alpha and Omega Semiconductor Limited
	By:	/s/ Mary L. Dotz
Name: Mary L. Dotz
Title: Chief Financial Officer